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                               THE PILOT FUNDS

              Pilot Intermediate U.S. Government Securities Fund
                    Pilot U.S. Government Securities Fund



               Supplement to Prospectus Dated December 29, 1995


At the Regular Meeting of the Board of Trustees held on February 20, 1996, the Trustees approved the following change in the investment objectives and policies of each Fund to become effective on June 1, 1996:


       Each Fund will seek total return and preservation of capital by investing primarily in U.S. Government securities and repurchase agreements secured by such securities. Each Fund will emphasize the capital appreciation component of total return.

Each Fund's maturity policies remain unchanged. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Pilot Intermediate U.S. Government Securities Fund will be between three and ten years, and the average weighted maturity of the Pilot U.S. Government Securities Fund will be between five and thirty years.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


March 12, 1996